    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 2001
                                                      REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                     AVIRON
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      DELAWARE                                                   77-0309686
            (STATE OR OTHER JURISDICTION                                      (I.R.S. EMPLOYER
          OF INCORPORATION OR ORGANIZATION)                                IDENTIFICATION NUMBER)

                           297 NORTH BERNARDO AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 919-6500
   (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 C. BOYD CLARKE
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                     AVIRON
                           297 NORTH BERNARDO AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 919-6500
(NAME, ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                               AGENT FOR SERVICE)

                                    COPY TO:
                            ALAN C. MENDELSON, ESQ.
                                LATHAM & WATKINS
                             135 COMMONWEALTH DRIVE
                          MENLO PARK, CALIFORNIA 94025
                                 (650) 463-4693
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this Form are pursuant to dividend or interest reinvestment plans, check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-52028

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

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             TITLE OF EACH CLASS                  PROPOSED MAXIMUM AGGREGATE                AMOUNT OF
        OF SECURITIES TO BE REGISTERED               OFFERING PRICE(1)(2)               REGISTRATION FEE
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Debt Securities...............................                --                               --
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Common Stock, par value $0.001 per share(3)...                --                               --
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Total.........................................            $58,000,000                        $14,500
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

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) of the Securities Act of 1933. Exclusive of accrued interest, if any, on the Debt Securities.

(2) Not specified as to each class of securities to be registered hereunder pursuant to General Instruction II(D) to Form S-3 under the Securities Act of 1933.

(3) Includes rights to be issued under the registrant's share purchase rights plan.
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

                                EXPLANATORY NOTE

     This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the registration statement facing page, this page, the signature pages, an exhibit index, an accountants' consent and an opinion of counsel. Pursuant to Rule 462(b), the contents of our registration statement on Form S-3 (File No. 333-52028), including the exhibits thereto (the "Initial Registration Statement"), are incorporated by reference into this registration statement. This registration statement covers the registration of an additional $58,000,000 aggregate offering price of our common stock and debt securities for sale in the offering referred to in the Initial Registration Statement. Such additional shares of common stock and debt securities are being sold by us.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, County of Santa Clara, State of California, on February 1, 2001.
                                          AVIRON

                                          By:       /s/ C. BOYD CLARKE
                                              ----------------------------------
                                              C. Boyd Clarke
                                          Title:  President, Chief Executive
                                                  Officer
                                              and Chairman of the Board

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                    TITLE                          DATE
------------------------------------------    ------------------------------------    ----------------

            /s/ C. BOYD CLARKE                 President, Chief Executive Officer     February 1, 2001
------------------------------------------    and Chairman of the Board (Principal
              C. Boyd Clarke                           executive officer)

             /s/ FRED KURLAND                   Senior Vice President and Chief       February 1, 2001
------------------------------------------        Financial Officer (Principal
               Fred Kurland                    financial and accounting officer)

*                                                           Director                  February 1, 2001
------------------------------------------
R. Gordon Douglas, Jr., M.D.

*                                                           Director                  February 1, 2001
------------------------------------------
Dennis M. Fenton, Ph.D.

*                                                           Director                  February 1, 2001
------------------------------------------
Wayne T. Hockmeyer, Ph.D.

*                                                           Director                  February 1, 2001
------------------------------------------
Paul H. Klingenstein

*                                                           Director                  February 1, 2001
------------------------------------------
Alan C. Mendelson

*                                                           Director                  February 1, 2001
------------------------------------------
J. Leighton Read, M.D.

*                                                           Director                  February 1, 2001
------------------------------------------
Bernard Roizman, Sc.D.

         *By: /s/ C. BOYD CLARKE
 ----------------------------------------
              C. Boyd Clarke
             Attorney-in-Fact

                               INDEX TO EXHIBITS

EXHIBIT
  NO.                       DESCRIPTION OF DOCUMENT
-------                     -----------------------
 5.1      Opinion of Latham & Watkins.
23.1      Consent of Ernst & Young LLP, Independent Auditors.
23.2      Consent of Latham & Watkins. Reference is made to Exhibit
          5.1.
24.1*     Power of Attorney.

-------------------------
 * Incorporated by reference to the correspondingly numbered exhibit to our Registration Statement on Form S-3, File No. 333-52028, Filed December 18, 2000.